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                                                                    EXHIBIT 99.4

                             AMENDMENT NO. 1 TO THE
                          REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 1 to the Registration Rights Agreement (the "Amendment") is dated as of this 9th day of October, 2001, among Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company"), and the entities listed on the signature pages hereto (the "Investors"). Capitalized terms used here and not otherwise defined shall have the meanings as set forth in the Registration Rights Agreement (as defined below).

         WHEREAS, the Company and the Investors are parties to a Registration Rights Agreement dated July 25, 2000 (the "Registration Rights Agreement"); and

         WHEREAS, the Company and Investors believe it to be in their mutual best interests to amend the Registration Rights Agreement in order to provide such Investors with certain rights with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock issuable upon the conversion of the Notes.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. Section 1, DEFINITIONS, is hereby amended by deleting the definition of "Registrable Securities" in its entirety and inserting in lieu thereof the following:

                  "'REGISTRABLE SECURITIES' means (i) the Conversion Shares and
         (ii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to the foregoing, whether as default payments or otherwise."

         2. Section 1, DEFINITIONS, is hereby amended by adding the following definitions:

                  "AMEX" means the American Stock Exchange.

                  "NYSE" means the New York Stock Exchange.

                  "POST-EFFECTIVE AMENDMENT" means a post-effective amendment to the Registration Statement."

         3. Section 2, subsection c "REGISTRATION DEADLINES" is hereby deleted in its entirety.

         4.       Section 3, subsection b is hereby amended by deleting the
section in its entirety and inserting in lieu thereof the following:

                  "b.      The Company shall prepare and file with the SEC such
         amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be

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         necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. The Company shall, within 30 days of this Amendment, amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, sufficient to cover 100% of the Registrable Securities issued or issuable upon conversion of the Notes. The Company shall use its reasonable best efforts cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof."

         5.       Section 3, subsection f is hereby amended by deleting the
section in its entirety and inserting in lieu thereof the following:

                  "f.      Within three (3) business days after becoming aware
         of such event, the Company shall notify each Investor by telephone and facsimile that the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. In the event that, in the commercially reasonable, good faith judgment of the executive officers of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall promptly notify all Investors to such effect, and, upon receipt of such notice, each such Investor shall immediately discontinue any sales of Registrable Securities pursuant to such Prospectus until such Investor has received copies of a supplemented or amended Prospectus or until such Investor is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section to suspend sales of Registrable Securities for a period in excess of 45 days in any 365-day period."

         6.       Section 11, subsection b is hereby amended by deleting the section in it entirety and inserting in lieu thereof the following:

                  "b.      Any notices required or permitted to be given under
         the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:



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                  If to the Corporation:

                           Lumenon Innovative Lightwave Technology, Inc. 8851 Trans-Canada Highway
                           St. Laurent, Quebec H45 1Z6
                           Canada
                           Attention:       Gary Moskovitz
                           Telecopy:        (514) 331- 4721

                           with copies to:

                           Davies Ward Phillips & Vineberg LLP
                           1501 McGill College Avenue, 26th Floor
                           Montreal, Quebec H3A 3N9

                           Attention:       Janet Ferrier, Esq.
                           Telecopy:        (514) 841-6499

                           and:

                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA  02109
                           Attention:       John Burgess, Esq.
                           Telecopy:        (617) 526-5000

         If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b)."

         7. RATIFICATION. In all other respects, the Registration Rights Agreement is hereby ratified and confirmed.

         8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         9. EFFECTIVE DATE. This Amendment shall become effective upon execution by the Company and each of the Investors.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 to the Registration Rights Agreement as of the date first above written.

                                  LUMENON INNOVATIVE LIGHTWAVE
                                  TECHNOLOGY, INC.

                                  By: /s/ Gary Moskovitz
                                      ----------------------------------------
                                      Chief Executive Officer

                                  CAPITAL VENTURES INTERNATIONAL

                                  By: Heights Capital Management, Inc., Its
                                      Authorized Agent

                                      By: /s/ Martin Kobinger
                                          ------------------------------------
                                          Name:  Martin Kobinger
                                                 -----------------------------
                                          Title: Investment Manager
                                                 -----------------------------

                                  CASTLE CREEK TECHNOLOGY PARTNERS LLC

                                  By: /s/ Michael Spolan
                                      ----------------------------------------
                                      Name:  Michael Spolan
                                             ---------------------------------
                                      Title: Managing Director
                                             ---------------------------------
                                             Castle Creek Partners
                                             Investment Manager


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